UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): April 3, 2007

                              ENGlobal Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

             001-14217                                88-0322261
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     (Commission File Number)             (IRS Employer Identification No.)


654 N. Sam Houston Pkwy E., Suite 400, Houston, Texas         77060-5914
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      (Address of Principal Executive Offices)                (Zip Code)

                                  281-878-1000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
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     |_|  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Adoption of Amended Key Manager Incentive Plan

On April 3, 2007, the Compensation Committee of the Board of Directors of ENGlobal Corporation (the "Company") adopted an amended Key Manager Incentive Plan, effective January 1, 2007. In amending the Key Manager Incentive Plan, the Company combined its former Executive Level Incentive Plan, which was terminated by the Company's Board of Directors effective December 31, 2006, with its existing Key Manager Incentive Plan. Participants in the former Executive Level Incentive Plan, including the Company's CFO and Senior Vice President of Business Development, are now covered under the amended Key Manager Incentive Plan. The Company's Chief Executive Officer, William A. Coskey, has elected not to be a participant in the Key Manager Incentive Plan in 2007.

The Key Manager Incentive Plan is designed to motivate the Company's executives and certain key managers to promote the Company's core values. Under the Key Manager Incentive Plan, if the Company's adjusted earnings per share for a year, after subtracting all incentive compensation, exceeds adjusted earnings per share in the immediately preceding calendar year, the Company designates a bonus pool equal to $80,000 for each penny per share of earnings the Company makes that is above the prior year's earnings per share. However, for 2007, earnings per share will be measured against 2005 earnings per share. The amount of the bonus pool under the Key Manager Incentive Plan is not permitted to exceed 10% of adjusted pre-tax, pre-bonus earnings for the year for which the bonus is paid. Amounts in the bonus pool are distributed in the discretion of the Chief Executive Officer, after consultation with the Company's management, based on evaluations of each eligible participant, assessing factors such as financial performance, client satisfaction, and leadership. In addition, in the discretion of the Chief Executive Officer, an amount equal to 10% to 15% of the total bonus pool may be allocated for any employees exhibiting performance over and above requirements of their position, when their performance has resulted in the addition of new clients, an improvement in the Company's financial performance, the award of new projects, or other significant activities that reflect the Company's core values.

The foregoing description of the Key Manager Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the plan, which is filed as Exhibit 10.43 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

         Exhibit Number    Description
         --------------    -----------

         10.43 KEY MANAGER INCENTIVE PLAN amended on April 3, 2007, to be effective January 1, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ENGlobal Corporation


Date: April 9, 2007                         By: /s/ Natalie S. Hairston
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                                                Natalie S. Hairston, Investor
                                                Relations Officer, Chief
                                                Governance Officer, and
                                                Corporate Secretary


                                  EXHIBIT LIST

Exhibit Number      Description
--------------      -----------

10.43 KEY MANAGER INCENTIVE PLAN amended on April 3, 2007, to be effective January 1, 2007.